Q1 Fiscal 2017 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, market position, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

TRANSCAT Trust in every measure

First Quarter Execution

Record consolidated and Service segment revenue

- Total revenue up 12% to $33.1 million
- Service segment revenue of $17.2 million
- 29th consecutive quarter of YOY revenue growth in Service segment
- Distribution stabilization: macro challenges nearly offset by organic growth initiatives and acquisition of Excalibur Engineering

Significant operating leverage

- Total operating income up 40% and net income up 39% on 12% revenue growth
- Service segment: 62% growth in operating income on 27% revenue increase

Stronger growth platform

- Excalibur expanded Southern California presence and Service and Distribution capabilities including RF/microwave and equipment rental/sale business
- Acquisitions accelerated revenue growth and strengthened organic growth platform

Revenue

($ in millions)

Q1 Service Segment


$13.5
$17.2
Q1 FY 2016
Q1 FY 2017

Q1 Distribution Segment


$16.1
$16.0
Q1 FY 2016
Q1 FY 2017

Consolidated – Annual

4% CAGR*


$112.3
$118.5
$123.6
$122.2
$125.6
$40.7
$48.2
$51.8
$59.2
$62.8
$71.6
$70.3
$71.8
$63.0
$62.8
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY 2017 TTM
Service
Distribution

- Total revenue up nearly 12% to record $33.1 million
- Strong Service segment performance and stable Distribution sales
- 14% CAGR for Service segment sales*

**FY 2013 – Q1 FY 2017 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

4% CAGR*

Q1 Service Segment


$0.6
4.8%
$1.0
6.1%
Q1 FY 2016
Q1 FY 2017

Consolidated – Annual


$5.9
$1.3
$4.6
$6.7
$2.4
$4.3
$6.8
$3.7
$3.1
$6.3
$4.2
$2.1
$6.7
$4.6
$2.2
FY 2013
FY 2014
FY 2015
FY 2016
Q1 2017 TTM
Service
Distribution

Q1 Distribution Segment


$0.4
2.4%
$0.4
2.5%
Q1 FY 2016
Q1 FY 2017

- Operating leverage driving Service operating margin expansion
- Distribution margin up 10 bps despite lower sales due to mix and cost control
- Total operating margin up 80 basis points to 4.3%

*FY 2013 – Q1 FY 2017 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q1 Service Segment


$1.4
$2.3
10.1%
13.6%
Q1 FY 2016
Q1 FY 2017

Consolidated – Annual

9% CAGR**


$8.9
$10.0
$10.3
$10.6
$11.7
$3.1
$4.6
$6.1
$7.5
$8.5
$5.8
$5.4
$4.1
$3.1
$3.2
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY 2017 TTM
Service
Distribution

Q1 Distribution Segment


$0.6
$0.8
3.9%
4.8%
Q1 FY 2016
Q1 FY 2017

- Total Adjusted EBITDA* up 56%
  - Service up 71%
  - Distribution up 22%
- 36% CAGR for Service segment**

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

*** FY 2013 – Q1 FY 2017 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income

($ in millions)

Annual Net Income


$3.7
$4.0
$4.0
$4.1
$4.4
3.3%
3.4%
3.3%
3.4%
3.5%
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY 2017 TTM

% of Revenue

Quarterly Net Income


$0.6
$0.8
2.0%
2.5%
Q1 FY 2016
Q1 FY 2017

	FY 2013	FY 2014	FY 2015	FY 2016	Q1 FY 2017 TTM	Q1 FY 2016	Q1 FY 2017
Diluted EPS	$0.49	$0.54	$0.57	$0.58	$0.62	$0.08	$0.12

- First quarter net income up 39% on sales growth and disciplined cost control
- 5% CAGR for net income *(FY 2013 – Q1 FY 2017 TTM)*
- Expect tax rate to range between 34% and 36% in fiscal 2017*

** FY 2017 tax rate guidance provided as of July 26, 2016*

Balance Sheet Supports Growth Strategy

($ in millions)

Total Debt


$8.0
$7.6
$12.2
$19.1
$27.3
FY 2013
FY 2014
FY 2015
FY 2016
Q1 FY 2017

Capital Expenditures


$2.7
$2.0
$3.5
$4.1
$5.0 - $5.5
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E*

- Financial flexibility
  - Strong cash generation and new expanded credit facility
  - Funded Q1 FY17 Excalibur acquisition with term note
  - $11.4 million available from credit facility
- FY 2017 CapEx
  - Assets for growing rental business
  - Lab capabilities/maintenance
  - Software/IT

** FY 2017 capital expenditure guidance provided as of July 26, 2016*

TRANSCAT® Trust in every measure

FY 2017 Outlook*

- Reaffirm Double-digit Service segment revenue growth
  - Incremental sales from recent acquisitions
  - Expect strong organic growth
  - Achieve sales and cost synergies to drive operating leverage and margin expansion
  - Remain selective and disciplined in acquisition approach
- Continue to Stabilize Distribution segment
  - Feeling more positive but still face headwinds
  - Expand high margin rental business with boost from Excalibur
  - Leverage digital transformation
- Reaffirm CapEx spend of $5.0 million to $5.5 million

** Outlook provided as of July 26, 2016*

Upcoming Investor Relations Calendar

Mid August	Filing of Q1 FY 2017 Form 10-Q
August 30	IDEAS Midwest Investor Conference (Chicago)
September 7	Annual Meeting of Shareholders (Rochester)
Late October	Q2 FY 2017 Financial Results
November 1	Sidoti Emerging Growth Conference (NYC)

Supplemental Information

TRANSCAT®
Trust in every measure

TRANSCAT® Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q1 FY 2017 TTM
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,553
+Depreciation & Amortization	1,740	2,144	2,362	3,216	3,783
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(52)
+Noncash Stock Comp	150	230	224	171	166
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,450
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 2,160
+Depreciation & Amortization	962	801	728	730	872
+Other (Expense) / Income	(27)	12	27	16	17
+Noncash Stock Comp	193	297	283	188	171
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,220
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,451
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,220
Total Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 11,670**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.